                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 1999
                                                         -----------------

                              SAFESKIN CORPORATION
- --------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

    FLORIDA                        0-22726                        59-2617525
(State or other                  (Commission                    (IRS Employee
jurisdiction of                  File Number)                Identification No.)
incorporation)

             12671 HIGH BLUFF DRIVE
             SAN DIEGO, CALIFORNIA                                  92130
- --------------------------------------------------------------------------------
    (Address of principal executive offices)                       Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (619) 794-8111
                                                        --------------

- --------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 5. Other Events.

                On November 17, 1999, Safeskin Corporation ("Safeskin"), Kimberly-Clark Corporation ("Kimberly-Clark") and Brooks Acquisition Corp., a wholly-owned subsidiary of Kimberly-Clark ("Merger-Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for the merger of Merger-Sub with and into Safeskin (the "Merger"). Pursuant to the Merger Agreement, each issued and outstanding share of common stock, par value $.01 per share, of Safeskin (the "Safeskin Common Stock"), other than shares owned directly or indirectly by Kimberly-Clark or Safeskin, will be converted into and exchangeable for 0.1956 of a share of common stock, $1.25 par value per share, of Kimberly-Clark. Reference is made to the Merger Agreement and the Joint Press Release, dated November 17, 1999, issued by Safeskin and Kimberly-Clark, attached as Exhibit 2.1 and Exhibit 99.1, respectively, which are incorporated by reference herein.

        Concurrently with the execution of the Merger Agreement, each of Richard Jaffe, Irving Jaffe and Neil Braverman entered into a Stockholder Agreement (the "Stockholder Agreements") with Kimberly-Clark pursuant to which each of such stockholders agreed, among other things, to vote the shares of Safeskin Common Stock over which they have a right to vote in favor of the Merger and against any proposal that would compete with, or impede, frustrate, prevent or nullify the Merger. Reference is made to the Stockholder Agreements, attached as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, which are incorporated by reference herein.

        Also concurrently with the execution and delivery of the Merger Agreement, Safeskin and Kimberly-Clark entered into a Company Option Agreement (the "Company Option Agreement"), giving Kimberly-Clark the right to purchase from Safeskin approximately 14% of the authorized but previously unissued shares of Safeskin Common Stock (the "Option Shares") at a price of $12.00 per share upon the occurrence of certain events. Reference is made to the Company Option Agreement, attached as Exhibit 10.1, which is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

        Exhibit No.                          Exhibit
        -----------                          -------
         2.1             Agreement and Plan of Merger, dated as of November 17,
                         1999, among Safeskin Corporation, Kimberly-Clark
                         Corporation and Brooks Acquisition Corporation.

        10.1             Company Option Agreement between Kimberly-Clark
                         Corporation and Safeskin Corporation, dated as of November 17, 1999.

        99.1             Joint Press Release, dated November 17, 1999, issued by
                         Safeskin Corporation and Kimberly-Clark Corporation.

        99.2             Stockholder Agreement between Kimberly-Clark
                         Corporation and Richard Jaffe, dated as of November 17,
                         1999.

        99.3             Stockholder Agreement between Kimberly-Clark
                         Corporation and Irving Jaffe, dated as of November 17,
                         1999.

        99.4             Stockholder Agreement between Kimberly-Clark
                         Corporation and Neil Braverman, dated as of November
                         17, 1999.

                                    Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SAFESKIN CORPORATION



                                        By: /s/ RICHARD JAFFE
                                      Name: Richard Jaffe
                                     Title: Chairman, President and Chief
                                            Executive Officer

Dated:  November 17, 1999

  Exhibit No.                             Exhibit
  -----------                             -------
  2.1                  Agreement and Plan of Merger, dated as of November 17,
                       1999, among Safeskin Corporation, Kimberly-Clark
                       Corporation and Brooks Acquisition Corporation.

  10.1                 Company Option Agreement between Kimberly-Clark
                       Corporation and Safeskin Corporation, dated as of November 17, 1999.

  99.1                 Joint Press Release, dated November 17, 1999, issued by
                       Safeskin Corporation and Kimberly-Clark Corporation.

  99.2 Stockholder Agreement between Kimberly-Clark Corporation and Richard Jaffe, dated as of November 17, 1999.

  99.3 Stockholder Agreement between Kimberly-Clark Corporation and Irving Jaffe, dated as of November 17, 1999.

  99.4 Stockholder Agreement between Kimberly-Clark Corporation and Neil Braverman, dated as of November 17, 1999.